UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2016

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2016, New Residential Investment Corp. (the “Company”), NRZ Advance Receivables Trust 2015‑ON1 (an indirect subsidiary of the Company, the “Issuer”), HLSS Holdings, LLC (an indirect subsidiary of the Company, the “Sponsor”), Deutsche Bank National Trust Company (“Deutsche Bank”), Ocwen Loan Servicing, LLC (“Ocwen”) and Credit Suisse AG, New York Branch (“Credit Suisse”) (i) entered into a securitization transaction pursuant to which the Issuer issued (a) $400,000,000 of rated receivables-backed term notes (the “Series 2016-T4 Notes”) and (b) $400,000,000 of rated receivables-backed term notes (the “Series 2016-T5 Notes” and together with the 2016-T4 Notes, the “Term Notes”) and (ii) amended the Series 2015-VF1 Indenture Supplement related to the Series 2015-VF1 Notes (the “Series 2015-VF1 Notes”).  The Series 2015-VF1 Notes, the Series 2016-T4 Notes and the Series 2016-T5 Notes are all issued under the Indenture dated as of August 28, 2015, as amended by Amendment No. 1 thereto dated as of June 30, 2016, by and among the Issuer, Deutsche Bank, Ocwen, the Sponsor, Credit Suisse and the Company (the “Indenture”).

The Term Notes are secured by receivables for corporate and escrow advances made by Ocwen, principal and interest advances made by Ocwen and accrued and unpaid servicing fees payable to Ocwen under certain identified securitization servicing agreements (the “Underlying Servicing Agreements”).  The collateral securing the Term Notes cross-collateralizes four other series of outstanding notes previously issued by the Issuer.

The Series 2016-T4 Notes bear fixed interest, varying by class, ranging from 3.1068% to 6.2500% per annum.  The revolving period for the Series 2016-T4 Notes ends on December 15, 2020.  If the Series 2016-T4 Notes are still outstanding at the end of the revolving period, the Issuer will be required to repay one-twelfth of the remaining principal balance of the Series 2016-T4 Notes each month until the principal balance of the Series 2016-T4 Notes is paid in full.

The Series 2016-T5 Notes bear fixed interest, varying by class, ranging from 3.3308% to 6.4175% per annum.  The revolving period for the Series 2016-T5 Notes ends on December 15, 2021.  If the Series 2016-T5 Notes are still outstanding at the end of the revolving period, the Issuer will be required to repay one-twelfth of the remaining principal balance of the Series 2016-T5 Notes each month until the principal balance of the Series 2016-T5 Notes is paid in full.

The events of default and target amortization events under the Term Notes include customary events such as:  (i) failing an interest coverage test; (ii) failing a collateral performance test; (iii) failing to deliver certain reports; (iv) material breaches of transaction documents beyond applicable cure periods; (v) nonpayment of principal, interest or other amounts when due; (vi) insolvency of Ocwen, the Sponsor or the subsidiaries of the Sponsor party to the transaction documents; (vii) the Issuer becoming subject to registration as an “investment company” within the meaning of the 1940 Act; and (viii) Ocwen or the Sponsor failing to comply with the deposit and remittance requirements under any Underlying Servicing Agreements.

Upon the occurrence of an event of default or a target amortization event in respect of the Term Notes, the Issuer may be subject to any or all of (i) an interest rate increase on the notes, (ii) an amortization of all or a portion of the notes or (iii) an acceleration of principal repayment.

Upon the occurrence and during the continuance of an event of default in respect of the Term Notes, the holders of the requisite percentage of all of the notes issued by the Issuer may declare the notes and all other obligations of the applicable issuer immediately due and payable, other than a bankruptcy event of default, which automatically causes such obligations to become immediately due and payable and the termination of any funding commitments.

The definitive documents related to the Term Notes contain customary representations and warranties, as well as affirmative and negative covenants.  Affirmative covenants include, among others, reporting, providing of notices of material events, maintaining books and records, complying with laws, complying with covenants under the Underlying Servicing Agreements and maintaining certain servicing standards with respect to the advances and the related mortgage loans.  Negative covenants include, among others, limitations on amendments to the Underlying Servicing Agreements and limitations on amendments to the procedures and methodology for reimbursing advances or determining that advances have become non-recoverable.

Each of the Series 2016-T4 Notes and the Series 2016-T5 Notes were issued by the Issuer under the Indenture and a related series indenture supplement dated as of December 15, 2016.

The Series 2015-VF1 Indenture Supplement was amended to (i) extend the revolving period for the variable funding notes to December 15, 2017, (ii) reduce the maximum principal balance of the Series 2015-VF1 Notes to $550,000,000, (iii) lower certain interest margins on the variable funding notes (as well as to incorporate certain related conforming changes) and (iv) modify the basis by which certain of the concentration limitations on the “collateral value” with respect to the Series 2015-VF1 Notes is calculated.

The Series 2015-VF1 Indenture Supplement and the Indenture were incorporated by reference into the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2015.  The foregoing summaries of certain agreements relating to the Indenture are not complete and are subject to and qualified in their entirety by reference to the full text of such agreements, certain of which are attached to this Form 8-K as Exhibits 4.1, 4.2 and 4.3.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Issuer’s direct financial obligations under the notes is hereby incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2016, the Board of Directors (the “Board”) of the Company increased the size of the Board to seven (7) members and appointed Robert J. McGinnis as an independent director of the Company. Mr. McGinnis will serve as a Class III Director with a term expiring at the 2019 annual meeting of the stockholders of the Company. The Board also appointed Mr. McGinnis as a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Board.

As of the date of the appointment, Mr. McGinnis has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

Mr. McGinnis will receive the standard annual Board compensation for non-employee directors for 2016 (prorated based on the date of his appointment). Standard annual Board compensation for 2016 is comprised of the fees described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on April 13, 2016. As a new non-employee director, and as part of the Company’s standard Board compensation, Mr. McGinnis is also expected to receive a one-time grant of fully-vested options relating to 1,000 shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company under the Company’s Nonqualified Stock Option and Incentive Award Plan, with an exercise price equal to the fair market value of Common Stock on the date of grant. These options will be settled in an amount of cash equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value on the date of grant, unless advance approval is made to settle in shares.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
4.1
Series 2016-T4 Indenture Supplement, dated as of December 15, 2016, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.

4.2
Series 2016-T5 Indenture Supplement, dated as of December 15, 2016, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.

4.3
Amendment No. 5, dated as of December 15, 2016, to the Series 2015-VF1 Indenture Supplement, dated as of August 28, 2015, to the Indenture, dated as of August 28, 2015, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer

Date:  December 16, 2016

EXHIBIT INDEX

Exhibit Number	Description
4.1
Series 2016-T4 Indenture Supplement, dated as of December 15, 2016, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.

4.2
Series 2016-T5 Indenture Supplement, dated as of December 15, 2016, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.

4.3
Amendment No. 5, dated as of December 15, 2016, to the Series 2015-VF1 Indenture Supplement, dated as of August 28, 2015, to the Indenture, dated as of August 28, 2015, by and among NRZ Advance Receivables Trust 2015-ON1, Deutsche Bank National Trust Company, Ocwen Loan Servicing, LLC, HLSS Holdings, LLC, Credit Suisse AG, New York Branch and New Residential Investment Corp.